Exhibit 99.1

FOR IMMEDIATE RELEASE
SAIC and Engility Announce Approval of Merger by Stockholders of Both Companies

Reston, Va. and Chantilly, Va. – {January 11, 2019} Science Applications International Corporation (NYSE: SAIC) (“SAIC”) and Engility Holdings, Inc (NYSE: EGL) (“Engility”) today announced that stockholders of each SAIC and Engility overwhelmingly approved their respective proposals related to the proposed merger of SAIC and Engility at their respective special meetings of stockholders earlier today.

More than 98% of the shares voting at the SAIC special meeting of stockholders voted in favor of the proposal to issue shares of SAIC common stock to Engility stockholders in connection with the merger, and more than 99% of the shares voting at the Engility special meeting of stockholders voted in favor of the proposal to approve and adopt the merger agreement.

Upon the consummation of the merger, Engility stockholders will have the right to receive 0.450 shares of SAIC common stock for each share of Engility common stock, with cash paid in lieu of fractional shares.

SAIC and Engility expect the closing of the transaction to occur promptly, subject to the satisfaction of all conditions.

About SAIC

SAIC is a premier technology integrator providing full life cycle services and solutions in the technical, engineering, intelligence, and enterprise information technology markets. SAIC is Redefining Ingenuity through its deep customer and domain knowledge to enable the delivery of systems engineering and integration offerings for large, complex projects. SAIC’s more than 15,000 employees are driven by integrity and mission focus to serve customers in the U.S. federal government. Headquartered in Reston, Virginia, SAIC has annual revenues of approximately $4.5 billion. For more information, visit saic.com. For ongoing news, please visit our newsroom.

About Engility Holdings, Inc.

Engility (NYSE: EGL), a $2 billion technology leader, has thousands of employees around the world working to make a difference.  Our history of delivering results for the defense, federal civilian, intelligence and space industries spans more than 60 years.  We provide leading-edge solutions and services on Earth, in space and across cyber by leveraging expertise in systems engineering & integration, high performance computing, cybersecurity, readiness & training, enterprise modernization and mission operations support.  To learn more about us, please visit http://www.engility.com and connect with us on Facebook, LinkedIn and Twitter.

Forward-Looking Statements

Certain statements in this written communication contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995 that involves risks and uncertainties concerning the proposed transaction between SAIC and Engility, SAIC’s and Engility’s expected financial performance, and SAIC’s and Engility’s strategic and operational plans. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” and similar words or phrases. Forward-looking statements in this written communication include, among others, statements regarding benefits of the proposed acquisition (including anticipated future financial operating performance and results), estimates of future revenues, operating income, earnings, earnings per share, charges, backlog, outstanding shares and cash flows, as well as statements about future dividends, share repurchases and other capital deployment plans. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this written communication depending on a variety of factors, including: the possibility that the transaction will not close or that the closing may be delayed; the risk that Engility will not be integrated successfully into SAIC following the consummation of the acquisition and the risk that revenue opportunities, cost savings, synergies and other anticipated benefits from the merger may not be fully realized or may take longer to realize than expected, diversion of management’s attention from normal daily operations of the business and the challenges of managing larger and more widespread operations resulting from the acquisition, difficulties in entering markets in which we have previously had limited direct prior experience, the potential loss of customers and other business partners following announcement of the acquisition, our ability to obtain financing on anticipated terms, compliance with new bank financial and other covenants, assumption of the known and unknown liabilities of the acquired company, recordation of goodwill and nonamortizable intangible assets subject to regular impairment testing and potential impairment charges, incurrence of amortization expenses related to certain intangible assets, assumption that we will enjoy material future tax benefits acquired in connection with the acquisition, developments in the U.S. government defense and intelligence community budgets, including budget reductions, implementation of spending cuts (sequestration) or changes in budgetary priorities; delays in the U.S. government budget process or approval to raise the U.S. debt ceiling; delays in the U.S. government contract procurement process or the award of contracts; delays or loss of contracts as result of competitor protests; changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. government and other customers; our ability to attract, train and retain skilled employees, including our management team, and to retain and obtain security clearances for our employees; our ability to accurately estimate costs associated with our firm-fixed-price and other contracts; cybersecurity, data security or other security threats, systems failures or other disruptions of our business; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues, including in relation to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; our ability to effectively deploy capital and make investments in our business; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the adequacy of our insurance programs designed to protect us from significant product or other liability claims; our ability to declare future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable laws and contractual agreements; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks that we face. These are only some of the factors that may affect the forward-looking statements contained in this written communication. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors, nor can we predict the impact of each such factor on the proposed transaction or the combined company. For further information concerning risks and uncertainties associated with our business, please refer to the filings on Form 10-K, 10-Q and 8-K that we or Engility make from time to time with the SEC, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Legal Proceedings” sections of our and Engility’ Annual Report on Form 10-K which may be viewed or obtained through the Investor Relations section of our web site at www.saic.com or Engility’s web site at www.engility.com.

All information in this written communication is as of the date hereof. SAIC and Engility expressly disclaims any duty to update any forward-looking statement provided in this written communication to reflect subsequent events, actual results or changes in SAIC’s or Engility’s expectations. SAIC and Engility also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

SAIC Media Contact:
Lauren Presti
703.676.8982
lauren.a.presti@saic.com

SAIC Investor Contact:
Shane Canestra
703.676.2720
shane.p.canestra@saic.com

Engility Media Contact:
Scott Fazekas
703-984-5068
scott.fazekas@engility.com

Engility Investor Contact
Dave Spille
703-984-6120
dave.spille@engility.com